UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2016

MABVAX THERAPEUTICS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-31265	93-0987903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11535 Sorrento Valley Rd., Suite 400
San Diego, CA 92121
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 259-9405

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE.

On December 7, 2016, the Chief Executive Officer of MabVax Therapeutics Holdings, Inc. (the “Company”) gave an updated corporate presentation to potential investors. The presentation is attached hereto as Exhibit 99.1.

Forward-Looking Statements

Certain statements in this Form 8-K and the Exhibit are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements include statements about data and other information regarding our discovery platform and plans, drug development (pre-clinical and clinical) plans, pipelines, timelines and milestones, patient needs, mechanisms of action, market opportunities, capital efficiency, management, external partnering of products for additional capital, external funding, financial results, current rate of spending, and patent rights. Actual events or results may differ materially from our expectations. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the following: our discovery and (pre-)clinical drug development, clinical trial and corporate development and partnering programs could have unexpected or unfavorable results or results that fail to meet our, or our investors’, expectations; these programs could experience regulatory and other delays and/or unexpected terminations; we may not be able to raise future capital or receiving funding as expected or as needed due to market factors or Company results or both; patient needs and market opportunities may change and/or fail to meet expectations; we may not be able to partner our products or receive or defend patent rights that are important to our business.

Detailed information regarding these and other factors that may cause actual results to differ materially from the results expressed or implied by statements in this report may be found in the Company's periodic filings with the Securities and Exchange Commission, including the factors described in the section entitled "Risk Factors" in its annual report on Form 10-K for the fiscal year ended December 31, 2015, and its Registration Statement on Form S-1 as amended through August 16, 2016.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits.

The exhibit listed in the following Exhibit Index is furnished with this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Corporate Presentation as amended through December 7, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MABVAX THERAPEUTICS HOLDINGS, INC.

Dated: December 7, 2016	/s/ J. David Hansen
J David Hansen
Chairman and Chief Executive Officer